UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 12, 2015

Commission File Number:  000-25356

Azzurra Holding Corporation
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
77-0289371
(IRS Employer Identification No.)

600 W Broadway Suite 700, San Diego, California 92101
(Address of principal executive offices)

619-795-1134
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On March 12, 2015, Azzurra Holdings Corporation issued a promissory note to a lender in the principal amount of $5,000. The proceeds from the issuance of the note will be used to satisfy obligations necessary to maintain compliance with the Securities Exchange Act of 1934, as amended. A form of promissory note is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Azzurra Holding Corporation

Date:   March 12, 2015
By:	/s/ Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: President

Exhibit Index

Exhibit No.	Description
EX-10.1	Form of Promissory Note